Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Summary of Significant Accounting Policies
Cash and Cash Equivalents – Cash and cash equivalents consist of cash on hand and marketable securities with an original maturity of less than three months. Cash equivalents, which primarily consist of money market funds, are carried at cost plus accrued income, which approximates fair value. As of December 31, 2010 and 2009, approximately $180 million of cash is restricted in use to the operations of the Travel Channel.
Trade Receivables – We extend credit to customers based upon our assessment of the customer’s financial condition. Collateral is generally not required from customers. Allowances for credit losses are generally based upon trends, economic conditions, review of aging categories, specific identification of customers at risk of default and historical experience.
Property and Equipment – Property and equipment, which includes internal use software, is carried at historical cost less depreciation. Costs incurred in the preliminary project stage to develop or acquire internal use software or Internet sites are expensed as incurred. Upon completion of the preliminary project stage and upon management authorization of the project, costs to acquire or develop internal use software, which primarily include coding, designing system interfaces, and installation and testing, are capitalized if it is probable the project will be completed and the software will be used for its intended function. Costs incurred after implementation, such as maintenance and training, are expensed as incurred.
Depreciation is computed using the straight-line method over estimated useful lives as follows:

Buildings and improvements	35 - 45 years
Leasehold improvements	Term of lease or useful life
Program production equipment	3 to 15 years
Computer hardware and software	3 to 5 years
Office and other equipment	3 to 10 years
Programs and Program Licenses – Programming is either produced by us or for us by independent production companies, or is licensed under agreements with independent producers.
Costs of programs produced by us or for us include capitalizable direct costs, production overhead, development costs and acquired production costs. Costs to produce live programming that is not expected to be rebroadcast are expensed as incurred. Production costs for programs produced by us or for us are capitalized. Program licenses generally have fixed terms, limit the number of times we can air the programs and require payments over the terms of the licenses. Licensed program assets and liabilities are recorded when the programs become available for broadcast. Program licenses are not discounted for imputed interest. Program assets are amortized to expense over the estimated useful lives of the programs based upon future cash flows. The amortization of program assets generally results in an accelerated method over the estimated useful lives.
Estimated future cash flows can change based upon market acceptance, advertising and network affiliate fee rates, the number of cable and satellite television subscribers receiving our networks and program usage. Accordingly, we periodically review revenue estimates and planned usage and revise our assumptions if necessary. If actual demand or market conditions are less favorable than projected, a write-down to fair value may be required. Development costs for programs that we have determined will not be produced are written off.
The portion of the unamortized balance expected to be amortized within one year is classified as a current asset.
Program rights liabilities payable within the next twelve months are included in program rights payable. Noncurrent program rights liabilities are included in other noncurrent liabilities. The carrying value of our program rights liabilities approximate fair value.
Goodwill – Goodwill represents the cost of acquisitions in excess of the fair value of the acquired businesses’ tangible assets and separately identifiable intangible assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually at the reporting unit level. We perform our annual impairment review during the fourth quarter. A reporting unit is defined as operating segments or groupings of businesses one level below the operating segment level. The Company’s reporting unit is Lifestyle Media.
Amortizable Intangible Assets – The Company’s amortizable intangible assets consist, mainly, of the value assigned to acquired network distribution relationships, customer lists and trade names.
Network distribution intangible assets represent the value assigned to an acquired programming service’s relationships with cable and satellite television systems that distribute its programs. These relationships and distribution provide the opportunity to deliver advertising to viewers. We amortize these contractual relationships on a straight line basis, over the terms of the distribution contracts and expected renewal periods, which approximate 20 years.
Customer lists, trade names and other intangible assets are amortized in relation to their expected future cash flows over estimated useful lives of up to 20 years.
Impairment of Long-Lived Assets – Long-lived assets (primarily property and equipment, amortizable intangible assets and network distribution incentives) are reviewed for impairment whenever events or circumstances indicate the carrying amounts of the assets may not be recoverable. Recoverability is determined by comparing the forecasted undiscounted cash flows of the operation to which the assets relate to the carrying amount of the assets. If the undiscounted cash flow is less than the carrying amount of the assets, then amortizable intangible assets are written down first, followed by other long-lived assets of the operation, to fair value. Fair value is determined based on a combination of discounted cash flows, market multiples and other indicators. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.
Income Taxes – Consolidated subsidiary companies include general partnerships and limited liability companies which are treated as partnerships for tax purposes. Income taxes on partnership income and losses accrue to the individual partners. Accordingly, our financial statements do not include a provision (benefit) for income taxes on the noncontrolling partners’ share of the income (loss) of those consolidated subsidiary companies.
No provision for U.S. or foreign income taxes that could result from remittance of undistributed earnings of our foreign subsidiaries has been made as management intends to reinvest these earnings outside the United States indefinitely.
Deferred income taxes are provided for temporary differences between the tax basis and reported amounts of assets and liabilities that will result in taxable or deductible amounts in future years. Our temporary differences primarily result from accelerated depreciation and amortization for tax purposes, investment gains and losses not yet recognized for tax purposes and accrued expenses not deductible for tax purposes until paid. A valuation allowance is provided if it is more likely than not that some or all of the deferred tax assets will not be realized.
We report a liability for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return. Interest and penalties associated with such tax positions are included in the tax provision. The liability for additional taxes and interest is included in other long-term liabilities.
Revenue Recognition – Revenue is recognized when persuasive evidence of a sales arrangement exists, delivery occurs or services are rendered, the sales price is fixed or determinable and collectability is reasonably assured. Revenue is reported net of our remittance of sales taxes, value added taxes and other taxes collected from our customers.
Our primary sources of revenue are from:

•	The sale of television and Internet advertising.

•	Fees for programming services (“network affiliate fees”).
Revenue recognition policies for each source of revenue are described below.
Advertising: Advertising revenue is recognized, net of agency commissions, when the advertisements are displayed. Internet advertising includes fixed duration campaigns whereby a banner, text or other advertisement appears for a specified period of time for a fee, impression-based campaigns where the fee is based upon the number of times the advertisement appears in Web pages viewed by a user, and click-through based campaigns where the fee is based upon the number of users who click on an advertisement and are directed to the advertisers’ Web site. Advertising revenue from fixed duration campaigns are recognized over the period in which the advertising appears. Internet advertising revenue that is based upon the number of impressions delivered or the number of click-throughs is recognized as impressions are delivered or click-throughs occur.
Advertising contracts may guarantee the advertiser a minimum audience for the programs in which their advertisements are broadcast over the term of the advertising contracts. We provide the advertiser with additional advertising time if we do not deliver the guaranteed audience size. The amount of additional advertising time is generally based upon the percentage shortfall in audience size. If we determine we have not delivered the guaranteed audience, an accrual for “make-good” advertisements is recorded as a reduction of revenue. The estimated make-good accrual is adjusted throughout the terms of the advertising contracts.
Network Affiliate Fees: Cable and satellite television systems generally pay a per-subscriber fee (“network affiliate fees”) for the right to distribute our programming under the terms of long-term distribution contracts. Network affiliate fees are reported net of volume discounts earned by cable and satellite television system operators and net of incentive costs offered to system operators in exchange for initial long-term distribution contracts. Such incentives may include an initial period in which the payment of network affiliate fees by the system is waived (“free period”), cash payments to system operators (“network launch incentives”), or both. We recognize network affiliate fees as revenue over the terms of the contracts, including any free periods. Network launch incentives are capitalized as assets upon launch of our programming on the cable or satellite television system and are amortized against network affiliate fees based upon the ratio of each period’s revenue to expected total revenue over the terms of the contracts.
Network affiliate fees due to us, net of applicable discounts, are reported to us by cable and satellite television systems. Such information is generally not received until after the close of the reporting period. Therefore, reported network affiliate fee revenues are based upon our estimates of the number of subscribers receiving our programming and the amount of volume-based discounts each cable and satellite television provider is entitled to receive. We subsequently adjust these estimated amounts based upon the actual amounts of network affiliate fees received.

Marketing and Advertising Costs – Marketing and advertising costs include costs incurred to promote our businesses and to attract traffic to our Internet sites. Advertising production costs are deferred and expensed the first time the advertisement is shown. Other marketing and advertising costs are expensed as incurred.
Stock-Based Compensation – We have a Long-Term Incentive Plan (the “Plan”) which is described more fully in Note 23— Capital Stock and Stock Compensation Plans. The Plan provides for the award of incentive and nonqualified stock options, stock appreciation rights, restricted and unrestricted Class A Common shares and restricted and performance-based restricted units to key employees and non-employee directors.
Compensation cost is based on the grant-date fair value of the award. The fair value of awards that grant the employee the right to the appreciation of the underlying shares, such as stock options, is measured using a binomial lattice model. The fair value of awards that grant the employee the underlying shares is measured by the fair value of a Class A Common share.
Certain awards of Class A Common shares have performance and service conditions under which the number of shares granted is determined by the extent to which such conditions are met (“Performance Shares”). Compensation costs for such awards are measured by the grant-date fair value of a Class A Common share and the number of shares earned. In periods prior to completion of the performance period, compensation costs are based upon estimates of the number of shares that will be earned.
Compensation costs attributed to nonqualified stock options, net of estimated forfeitures due to termination of employment, are recognized on a straight-line basis over the requisite service period of the award. The requisite service period is generally the vesting period stated in the award. However, because stock compensation grants, excluding stock units, vest upon the retirement of the employee, grants to retirement-eligible employees are expensed immediately and grants to employees who will become retirement eligible prior to the end of the stated vesting period are expensed over such shorter period.
Compensation costs attributed to stock units, net of estimated forfeitures due to termination of employment or failure to meet performance targets, are recognized according to the graded vesting over the requisite service period.
Net Income Per Share – The computation of basic earnings per share (“EPS”) is calculated by dividing earnings available to common shareholders by the weighted-average number of common shares outstanding, including participating securities outstanding. Diluted EPS is similar to basic EPS, but adjusts for the effect of the potential issuance of common shares. We include all unvested stock awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid, in the number of shares outstanding in our basic and diluted EPS. The calculation of basic and diluted EPS and shares outstanding for the periods presented prior to July 1, 2008 is based on the number of shares outstanding at June 30, 2008. There is no dilutive impact from common stock equivalents for periods prior to July 1, 2008, as we had no dilutive equity awards outstanding. The dilutive effect of our share-based awards issued in connection with the conversion (refer to Note 23—Capital Stock and Stock Compensation Plans for further discussion of conversion of E. W. Scripps awards upon separation) and for future Company grants are included in the computation of diluted EPS in periods subsequent to June 30, 2008.
The following table presents information about basic and diluted weighted-average shares outstanding:

(in thousands)	For the years ended December 31,
	2010	2009	2008
Basic weighted-average shares outstanding	166,800	164,921	163,245
Effect of dilutive securities:
Unvested performance share awards and share units held by employees	131	147	344
Stock options held by employees and directors	1,078	313	542
Diluted weighted-average shares outstanding	168,009	165,381	164,131
Anti-dilutive stock securities	2,513	6,214	13,245